Non-controlling Interest in Subsidiaries	12 Months Ended
Dec. 31, 2023
Noncontrolling Interest [Abstract]
Non-controlling Interest in Subsidiaries

11. Non-controlling Interest in Subsidiaries

The Company owns 51% of Mare Success S.A., the holding-company of two Panamanian registered companies which own the vessels Maya until May 19, 2021, Inca until August 17, 2022, dates of vessels sale, two Liberian registered companies which own the vessels Selini and Salamina and two Marshall Islands registered companies which own the vessels Byzantion and Bosporos. 49% of Mare Success S.A. is owned by Polaris Oil Shipping Inc. (“Polaris”), an affiliate of one of the Company’s major charterers, Flopec Petrolera Ecuatoriana (“Flopec”). Mare Success S.A. is fully consolidated in the accompanying consolidated financial statements. There have been no transactions between Polaris and the Company since the incorporation of Mare Success S.A., whereas approximately 8.7% of the Company’s 2023 revenue (5.6% in 2022 and 7.6% in 2021) was generated through charter agreements with Flopec.

The Company owns 100% of Shyris Shipping, the holding-company of four Marshall Islands registered companies which own the vessels Caribbean Voyager, Mediterranean Voyager, Apollo Voyager and Artemis Voyager. In 2021, 2,155,714 of the Company’s Series G Convertible Preferred Shares were redeemed in exchange for 2,288,841 Series B Cumulative Redeemable Perpetual Preferred Shares of Shyris Shipping. During 2022, the Board of Directors of Shyris Shipping Company authorized the redemption of an aggregate of 250,000 of the outstanding Shyris Shipping Preferred Shares resulting in 2,038,841 outstanding Series B Cumulative Redeemable Perpetual Preferred Shares of Shyris Shipping as of December 31, 2022. In 2023, the Company redeemed all its 2,038,841 outstanding Series B Cumulative Redeemable Perpetual Preferred Shares of Shyris Shipping (Note 8).